SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 23, 2003

                         Commission File No.: 000-32755



                     WIRELESS BILLBOARDS TECHNOLOGIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                   86-1010346
---------------------------------             -------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)


                             789 West Pender Street
                                   11th Floor
                       Vancouver, British Columbia V6C 1H2
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (604) 687-7472
                            ------------------------
                            (Issuer telephone number)


                      Desert Sky Consulting Services, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

                            8776 East Shea Boulevard
                                  Suite B3A323
                            Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)




ITEM 5. OTHER EVENTS

On July 23, 2003, Kevin Ericksteen resigned as the President of Registrant and Deanna Olson resigned as Secretary and Treasurer of Registrant. The Board of Directors appointed Arshad Shah to replace Mr. Ericksteen as President, and Joe Markevich to replace Ms. Olson as Secretary and Treasurer of Registrant.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

On July 23, 2003, Kevin Ericksteen and Deanna Olson, without disagreements or conflicts, resigned their positions as Directors of Registrant. Prior to their resignation, Mr. Ericksteen and Ms. Olson unanimously appointed Arshad Shah and Faisel Naim to replace them as Directors of the Registrant via written consent in accordance with the laws of the State of Nevada.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
   2.1            Resignation Letter of Kevin Ericksteen
   2.2            Resignation Letter of Deanna Olson

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                          Wireless Billboards Technologies Corp.

                                                  By:  /s/ Arshad Shah
August 20, 2003                                    ----------------------------
                                                           Arshad Shah
                                                           President